UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 11, 2011
ARCHER-DANIELS-MIDLAND COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-44 (Commission File Number)	41-0129150 (IRS Employer Identification No.)

4666 Faries Parkway Decatur, Illinois		62526
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (217) 424-5200
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.4

Item 9.01 Financial Statements and Exhibits.
An exhibit is filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-165627) filed by Archer-Daniels-Midland Company with the Securities and Exchange Commission. On February 11, 2011, Archer-Daniels-Midland Company issued $1,500,000,000 in aggregate principal amount of Floating Rate Notes due 2012. The purpose of this Current Report is to file with the Securities and Exchange Commission the form of note related to such issuance.
(d) Exhibits
          4      Form of Floating Rate Note due 2012.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHER-DANIELS-MIDLAND COMPANY
Date: February 11, 2011	By	/s/ David J. Smith
David J. Smith
Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit	Description	Method of Filing
4	Form of Floating Rate Note due 2012.	Filed Electronically